Exhibit (11) under N-1A
                                           Exhibit 23 under Item 601/Reg SK



                            ARTHUR ANDERSEN LLP







                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 21 to Form N-1A Registration Statement of Federated U.S. Government Bond Fund of our report dated September 20, 1996, on the financial statements as of August 31, 1996, included in or made a part of this registration statement.



                                                    /s/ Arthur Andersen LLP
                                                        ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania
October 16, 1996